PRESS RELEASE

Cover-All Technologies and Majesco Close their Merger

The combined Company will benefit new and existing customers with a robust, market-leading solution portfolio

Majesco will begin trading on June 29, 2015 on the NYSE MKT under the ticker “MJCO”

New York, NY and Morristown, NJ – June 26, 2015 – Majesco, a global provider of core insurance software, consulting and services for insurance business transformation, and Cover-All Technologies Inc., a leading provider of innovative and modern P/C insurance technology solutions, today announced the completion of their merger.

The combined entity will operate under the “Majesco” brand globally. Majesco will be listed on the NYSE MKT and start trading on June 29, 2015 under the ticker “MJCO”.

Majesco is one of the market leading solution providers for insurance in terms of financial strength, solution portfolio breadth and depth and customer base.

As a combined company, Majesco now has:

●	Approximately $107 million in annual revenue on a combined basis for Majesco’s fiscal year ended March 31, 2015 and Cover-All’s fiscal year ended December 31, 2014;
●

Approximately 140 insurance customers across all tiers and all major lines of business, including: Property and Casualty personal, commercial, specialty and workers compensation; and Life, Annuity and Health individual and group benefits;

●	Signed 8 new customers to date for the fiscal year ending March 31, 2016;
●

Market leading software portfolio supporting the entire insurance process including policy, billing, claims, rating, underwriting, reinsurance, distribution management and business intelligence / analytics;

●	Comprehensive, automated bureau content services with extensive knowledge and expertise of ISO and NCCI;
●	Experienced consulting practice to help insurers’ business transformation and IT strategies;
●	Services to enable insurers’ digital, data and application management plans;
●	Cloud services with over 20 insurers using a private cloud offering and with a new public cloud offering leveraging its deep expertise; and
●	A commitment to innovation through thought leadership, innovation lab and work with tech start-ups.

“I am happy to announce the completion of the merger of Cover-All Technologies and Majesco. The combined organization has great potential to help meet the increasing demands of the insurance industry and play a key role in a new renaissance for insurance using Majesco’s innovative, adaptable and flexible solution portfolio,” noted Ketan Mehta, CEO and founder of Majesco. “Our customers will benefit from the breadth of expertise, experience and offerings these two organizations bring together. We believe that with this merger, Majesco is uniquely positioned to enable insurers’ business transformation journey as a trusted long term partner across their business. The two companies share a common vision, have complementary solutions and have a great cultural fit of customer centricity. We welcome Cover-All’s customers, employees and shareholders to the Majesco family."

Manish Shah, Executive Vice President, Products at Majesco and former President and CEO of Cover-All Technologies commented, "The merger of Cover-All and Majesco offers a great opportunity to service the needs of our customers today and in the future with one of the broadest and most robust solution portfolios in the industry. Our combined organizations are passionate and committed to innovative, forward-thinking, robust software and services that enables insurers’ transformation plans, enabling their growth and success. I would like to thank our customers, employees and shareholders who have supported us over the years and have made this transition successful.”

About Majesco
Majesco enables insurance business transformation for approximately 140 insurance customers by providing solutions which include software, consulting and services.

Our customers are insurers, MGA’s and other risk providers from the Property and Casualty, Life, Annuity and Group insurance segments worldwide. Majesco delivers proven software solutions, consulting and services in the core insurance areas such as policy, billing, claims, distribution management, BI/ analytics, digital, application management, cloud and more. For more details on Majesco, please visit www.majesco.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. All statements other than statements of historical fact could be deemed forward-looking statements. Statements that include words such as “may,” “will,” “might,” “projects,” “expects,” “plans,” “believes,” “anticipates,” “targets,” “intends,” “hopes,” “aims,” “can,” “should,” “could,” “would,” “goal,” “potential,” “approximately,” “estimate,” “pro forma,” “continue” or “pursue” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. For example, forward-looking statements include any statements of the plans, strategies and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. Furthermore, if such forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all.

These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission. Important factors that could cause actual results to differ materially from those described in forward-looking statements contained herein include, but are not limited to: (i) the potential value created by the merger and the possibility that the projected value creation and efficiencies from the merger will not be realized, or will not be realized within the expected time period; (ii) the combined company’s ability to raise future capital as needed to fund its operations and business plan; (iii) the risk that the businesses of Cover-All Technologies Inc. and Majesco will not be integrated successfully; (iv) changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; (v) the potential of the combined company’s technology platform; (vi) the combined company’s ability to achieve increased market acceptance for its product and service offerings and penetrate new markets; (vii) the ability of the combined company to protect its intellectual property rights; (viii) competition from other providers and products; (ix) the combined company’s exposure to additional scrutiny and increased expenses as a result of being a public company that is no longer a small reporting issuer; and (x) the combined company’s ability to identify and complete acquisitions, manage growth and integrate future acquisitions.

In addition, various important risks and uncertainties affecting Majesco may cause the actual results of Majesco to differ materially from the results indicated by the forward-looking statements in this press release, including, without limitation: (i) the financial condition, financing requirements, prospects and cash flow of Majesco; (ii) expectations regarding potential growth and ability to implement short and long-term strategies; (iii) the risk of loss of strategic relationships; (iv) Majesco’s ability to compete successfully; (v) dependence on a limited number of key customers; (vi) worldwide political, economic or business conditions; (vii) changes in technology; (viii) changes in laws or regulations affecting the insurance industry in particular; (ix) restrictions on immigration; (x) the inability to achieve sustained profitability; (xi) the ability to obtain, use or successfully integrate third-party licensed technology; (xii) the ability and cost of retaining and recruiting key personnel or the risk of loss of such key personnel; (xiii) the ability to attract new clients and retain them and the risk of loss of large customers; (xiv) continued compliance with evolving laws; (xv) ability to maintain or protect intellectual property; (xvi) unauthorized disclosure of sensitive or confidential client and customer data and cybersecurity; (xvii) ability of our customers to internally develop new inventions and competitive products; and (xviii) diversion of management’s attention to the merger rather than regular operation of the business.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Majesco Contact:
Majesco
Ashwin Rodrigues
Director — Global Marketing
Phone: +1-646-731-1078
Email: ashwin.rodrigues@majesco.com